UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)       December 7, 2007

INSPIRE PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

       Delaware                                    000-31135                            04-3209022
(State or Other Jurisdiction                   (Commission                               (IRS Employer
           of Incorporation)                            File Number)                            Identification No.)

4222 Emperor Boulevard, Suite 200, Durham, North Carolina            27703-8466
(Address of Principal Executive Offices)                                                     (Zip Code)

Registrant's telephone number, including area code          (919) 941-9777

____________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03      Creation of a Direct Financial Obligation or an Obligation under an
                      Off-Balance Sheet Arrangement of a Registrant.

As previously reported, on June 27, 2007, Inspire Pharmaceuticals, Inc. entered into a First Amendment to Loan and Security Agreement (the "First Amendment") by and among Inspire, Merrill Lynch Business Financial Services Inc. and Silicon Valley Bank pursuant to which Inspire had the right to draw upon a new, supplemental term loan facility in a principal amount of up to $20,000,000 through December 31, 2007. On December 7, 2007, Inspire drew the $20,000,000 available under the supplemental term loan facility, which bears interest at 8.01%. For more information about the First Amendment, see the description of the First Amendment set forth in Inspire's Form 8-K dated June 27, 2007 and filed with the Securities and Exchange Commission on June 28, 2007, which description is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                         Inspire Pharmaceuticals, Inc.

                                                                         By: /s/ Thomas R. Staab, II_______________
                                                                               Thomas R. Staab, II
                                                                               Chief Financial Officer and Treasurer

Dated: December 18, 2007